EXHIBIT 99.2

                       INTELLIGROUP, INC. AND SUBSIDIARIES

                 INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION
                      For the Year Ended December 31, 2002
                                   (unaudited)

     The Pro Forma Consolidated Balance Sheet of Intelligroup, Inc. (the "Company") as of December 31, 2002 reflects the financial position of the Company assuming consummation of the Sale of the Subsidiaries to Soltius as of December 31, 2002.

     The Pro Forma Consolidated Statements of Operations for the year ended December 31, 2002 gives effect to consummation of the Sale of the Subsidiaries to Soltius as of January 1, 2002.

     The Pro Forma Financial Information should be read in conjunction with the Company's historical financial statements and related notes included in its 2002 Annual Report on Form 10-K. The Pro Forma Financial Information presented is for informational purposes only and is not intended to be indicative of the results of operations that would have occurred had the distribution been consummated as of January 1, 2002, nor is it intended to be indicative of future results of operations or financial position.

                       INTELLIGROUP, INC. AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             As of December 31, 2002
                                   (unaudited)


                                                                                      PRO FORMA
                                                                                      ---------
ASSETS                                                          HISTORICAL        ADJUSTMENTS     REF.      PRO FORMA
                                                                ----------        -----------     ----      ---------

Current Assets:
    Cash and cash equivalents.............................    $  1,574,000        $  (411,000)    (a)       $  1,163,000
    Accounts receivable, less allowance for
       doubtful accounts..................................      19,212,000           (817,000)    (a), (b)    18,395,000
    Unbilled services.....................................       7,141,000           (323,000)    (a)          6,818,000
    Prepaid income taxes..................................         624,000                 --                    624,000
    Deferred tax asset....................................       1,088,000                 --                  1,088,000
    Other current assets..................................       3,050,000           (192,000)    (a)          2,858,000
    Note receivable - SeraNova............................       4,000,000                 --                  4,000,000
                                                              -------------       ------------              -------------
         Total current assets.............................      36,689,000         (1,743,000)                34,946,000
Property and equipment, net...............................       6,025,000           (300,000)    (a)          5,725,000
Deferred tax asset........................................         490,000           (372,000)    (a)            118,000
Other assets..............................................         915,000             (4,000)    (a)            911,000
                                                              -------------       ------------              -------------
                                                              $ 44,119,000        $(2,419,000)              $ 41,700,000
                                                              =============       ============              =============
       Liabilities and Shareholders' Equity
Current Liabilities:
    Accounts payable......................................    $  5,606,000        $  (377,000)    (a)       $  5,229,000
    Accrued payroll and related taxes.....................       6,590,000           (699,000)    (a)          5,891,000
    Accrued expenses and other liabilities................       3,901,000           (410,000)    (a)          3,491,000
    Deferred revenue......................................       1,280,000                 --                  1,280,000
    Income taxes payable..................................         551,000           (195,000)    (a)            356,000
    Current portion of long-term debt and
       obligations under capital leases...................       6,374,000                 --                  6,374,000
                                                              -------------       ------------              -------------
         Total current liabilities........................      24,302,000         (1,681,000)                22,621,000
                                                              -------------       ------------              -------------
Obligations under capital leases, less current                                             --
portion...................................................          63,000                                        63,000
Other long-term liabilities...............................       1,028,000                 --                  1,028,000
                                                              -------------       ------------              -------------
         Total long-term liabilities......................       1,091,000                 --                  1,091,000
                                                              -------------       ------------              -------------
Commitments and contingencies
Shareholders' Equity:
   Preferred stock, $.01 par value, 5,000,000
       shares authorized, none issued or                                --                 --                        --
       outstanding........................................
   Common stock, $.01 par value, 25,000,000
       shares authorized, 16,630,000 shares
       issued and outstanding at December 31,                      166,000                 --                   166,000
       2002 ..............................................
   Additional paid-in capital.............................      41,366,000                 --                41,366,000
   Accumulated deficit....................................     (19,168,000)        (2,011,000)    (c)       (21,179,000)
   Accumulated other comprehensive loss...................      (3,638,000)         1,273,000     (d)        (2,365,000)
                                                              -------------       ------------              ------------
         Total shareholders' equity ......................      18,726,000           (738,000)               17,988,000
                                                              -------------       ------------              ------------
                                                              $ 44,119,000        $(2,419,000)              $41,700,000
                                                              =============       ============              ============

 The accompanying Notes to Pro Forma Financial Information are an integral part of this balance sheet.

(a) To remove the assets and liabilities of the Subsidiaries as of December 31, 2002.
(b) To record the $650,000 receivable due from Soltius as part of the Sale consideration as of December 31, 2002.
(c) To record the loss on the sale of the Subsidiaries to Soltius as of December 31, 2002.
(d) To eliminate the cumulative effect of foreign currency fluctuations on the intercompany balances between the Company and the Subsidiaries as of December 31, 2002.

                       INTELLIGROUP, INC. AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2002
                                   (unaudited)


                                                                                              PRO FORMA
                                                                                              ---------
                                                                    HISTORICAL          ADJUSTMENTS       REF.      PRO FORMA
                                                                    ----------          -----------       ----      ---------

Revenue....................................................      $  108,331,000       $  (7,028,000)      (e)      $ 101,303,000
Cost of sales..............................................          75,774,000          (5,441,000)      (e)         70,333,000
                                                                 ---------------      --------------               --------------
     Gross profit..........................................
                                                                     32,557,000          (1,587,000)                  30,970,000
                                                                 ---------------      --------------               --------------
Selling, general and administrative expenses...............          27,576,000          (2,285,000)      (e)         25,291,000
Depreciation and amortization..............................           2,872,000            (121,000)      (e)          2,751,000
SeraNova receivable impairment and other charges...........           8,362,000                  --                    8,362,000
Proxy contest charges......................................           1,073,000                  --                    1,073,000
Restructuring and other special charges....................              30,000             (77,000)      (e)            (47,000)
                                                                 ---------------      --------------               --------------
     Total operating expenses..............................          39,913,000          (2,483,000)                  37,430,000
                                                                 ---------------      --------------               --------------
     Operating loss........................................          (7,356,000)            896,000                   (6,460,000)
Interest income............................................              37,000              (5,000)      (e)             32,000
Interest expense...........................................            (454,000)             60,000       (e)           (394,000)
Other income (expense).....................................            (149,000)             25,000       (e)           (124,000)
                                                                 ---------------      --------------               --------------
Loss before income tax provision..........................           (7,922,000)            976,000                   (6,946,000)
Income tax provision......................................              561,000             (69,000)      (e)            492,000
                                                                 ---------------      --------------               --------------
Net loss..................................................       $   (8,483,000)      $   1,045,000                $  (7,438,000)
                                                                 ===============      ==============               ==============
Earnings (loss) per share:

     Basic and diluted earnings (loss) per share:
              Net loss per share..........................       $        (0.51)      $        0.06                $       (0.45)
                                                                 ===============      ==============               ==============
         Weighted average number of common shares - basic
              and diluted.................................           16,630,000          16,630,000                   16,630,000
                                                                 ===============      ==============               =============

The accompanying Notes to Pro Forma Financial Information are an integral part of this statement.


(e) To eliminate the results of operations of the Subsidiaries for the year ended December 31, 2002.

                       INTELLIGROUP, INC. AND SUBSIDIARIES

                    NOTES TO PRO FORMA FINANCIAL INFORMATION
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2002
                                   (UNAUDITED)

BASIS OF PRESENTATION

     On April 2, 2003, Intelligroup, Inc. (the "Company") consummated the sale (the "Sale") of Intelligroup Singapore Pte Ltd., a Singapore corporation, Intelligroup Hong Kong Limited, a Hong Kong corporation, Intelligroup Australia Pty Limited, an Australian corporation and Intelligroup New Zealand Limited, a New Zealand corporation, together representing the Company's Asia-Pacific group of subsidiary companies, operating in Australia, New Zealand, Singapore, Hong Kong and Indonesia (together, the "Subsidiaries"), to Soltius Global Solutions PTE Ltd., a Singapore corporation ("Soltius"). As consideration, the Company received a 5% minority shareholding in Soltius and $650,000 in cash to be paid by Soltius to the Company over a period of 12 months. The consideration was determined as a result of arms-length negotiations between the parties.

     The accompanying Pro Forma Consolidated Balance Sheet has been prepared by applying certain pro forma adjustments to historical financial information, assuming the Sale occurred on December 31, 2002. The Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002 has been prepared based upon certain pro forma adjustments to historical financial information, assuming the Sale occurred as of January 1, 2002.

     The pro forma data is not necessarily indicative of the operating results or financial position that would have occurred had the transaction described above been consummated at the dates indicated, nor necessarily indicative of future operating results or financial position.

     Basic earnings (loss) per share is calculated by dividing net loss attributable to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding, adjusted for the incremental dilution of outstanding stock options, if applicable. Stock options, which would be antidilutive, have been excluded from the calculations of diluted shares outstanding and diluted earnings (loss) per share.